SUPPLEMENT DATED DECEMBER 17, 2008 TO THE PROSPECTUS OF
MORGAN STANLEY NEW YORK MUNICIPAL MONEY MARKET TRUST
Dated April 30, 2008

The following is hereby added as the fourth paragraph of the section of the Prospectus entitled “The Fund — Principal Investment Strategies”:

The Fund may invest in investment companies, including money market funds and may invest all or some of its short-tem cash investments in any money market fund advised or managed by the Investment Adviser or its affiliates.

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The following is hereby added as the seventh paragraph of the section of the Prospectus entitled “The Fund — Principal Risks”:

Investment Companies.  An investment in an investment company is subject to the underlying risks of that investment company’s portfolio securities. In addition to the Fund’s fees and expenses, the Fund generally would bear its share of the investment company’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DWNSPT

SUPPLEMENT DATED DECEMBER 17, 2008 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

Morgan Stanley California Tax-Free Daily Income Trust, dated April 30, 2008
Morgan Stanley New York Municipal Money Market Trust, dated April 30, 2008
Morgan Stanley Tax-Free Daily Income Trust, dated April 30, 2008

The following is hereby added as the last sentence of the second paragraph of the section of each Fund’s Statement of Additional Information entitled “II. Description of the Fund and Its Investments and Risks — B. Investment Strategies and Risks — Taxable Securities”:

In addition to these securities, the Fund may also invest in taxable money market mutual funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.